UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 5, 2025

Catheter Precision, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38677	38-3661826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1670 Highway 160 West
Suite 205
Fort Mill, SC 29708
(Address of principal executive offices, including zip code)

(973) 691-2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VTAK	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 5, 2025, the Catheter Precision, Inc. (the “Company”) Board of Directors approved the issuance of a placement agent common stock purchase warrant (the “Warrant”), to acquire 257,143 shares of Company common stock at a purchase price of $0.5424 per share, to Ladenburg Thalmann & Co., Inc., as partial compensation for its services provided in connection with the Company’s pipe financing that closed on May 12, 2025. See the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 13, 2025, which is incorporated by reference herein. The Warrant will become exercisable if and when the exercise is approved by the Company’s stockholders, which approval the Company hopes to receive at its annual meeting of stockholders to be held on July 25, 2025. The Warrant will terminate on June 6, 2030. Neither the Warrant nor the shares of common stock underlying it have been registered under the Securities Act of 1933, as amended. A copy of the Warrant is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
4.1	Placement Agent Common Stock Purchase Warrant dated June 6, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Additional Information and Where to Find it

The Company has filed with the SEC a preliminary proxy statement on Schedule 14A, containing a form of proxy card, with respect to its solicitation of proxies for the Company’s 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”). The proxy statement is in preliminary form and the Company intends to file and mail a definitive proxy statement to stockholders of the Company. This communication is not a substitute for any proxy statement or other document that the Company has filed or may file with the SEC in connection with any solicitation by the Company. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY THE COMPANY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by the Company free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company are also available free of charge by accessing the Company’s website at www.catheterprecision.com.

Participants

This communication is neither a solicitation of a proxy or consent nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, the Company, its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to a solicitation by the Company. Information about the Company’s executive officers and directors is available in the Company’s preliminary proxy statement for the 2025 Annual Meeting, which was filed with the SEC on May 30, 2025, and will be included in the Company’s definitive proxy statement, once available. To the extent holdings of the Company securities reported in the proxy statement for the 2025 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATHETER PRECISION, INC.

Date:	June 9, 2025	By:	/s/ Philip Anderson
Philip Anderson
Chief Financial Officer